Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of June 30, 2008

ASSURANT, INC. AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF JUNE 30, 2008

Page:
INDEX TO SUPPLEMENT

SAFE HARBOR STATEMENT & REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS	2

SEGMENTED CONDENSED BALANCE SHEETS	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS	7

INVESTMENTS	15

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	16

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	17

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S & P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $26 billion in assets and $8 billion in annual revenue. Assurant has approximately 14,000 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this press release and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this earnings release or the exhibits as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) failure to maintain significant client relationships, distribution sources and contractual arrangements; (ii) failure to attract and retain sales representatives; (iii) general global economic, financial market and political conditions (including fluctuations in interest rates, mortgage rates, monetary policies and inflationary pressure); (iv) inadequacy of reserves established for future claims losses; (v) failure to predict or manage benefits, claims and other costs; (vi) in diminished value of invested assets in our investment portfolio (due to, among other things, credit and liquidity risk, environmental liability exposure and inability to target an appropriate overall risk level); (vii) losses due to natural and man-made catastrophes; (viii) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (ix) inability of reinsurers to meet their obligations; (x) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xi) credit risk of some of our agents in Assurant Specialty Property and Solutions; (xii) a further decline in the manufactured housing industry; (xiii) a decline in our credit or financial strength ratings; (xiv) failure to effectively maintain and modernize our information systems; (xv) failure to protect client information and privacy; (xvi) failure to find and integrate suitable acquisitions and new insurance ventures; (xvii) inability of our subsidiaries to pay sufficient dividends; (xviii) failure to provide for succession of senior management and key executives; (xix) negative publicity and impact on our business due to unfavorable outcomes in litigation and regulatory investigations (including the potential impact on our reputation and business of a negative outcome in the ongoing SEC investigation); (xx) significant competitive pressures in our businesses and cyclicality of the insurance industry: (xxi) current or new laws and regulations that could increase our costs or limit our growth in Assurant Specialty Property and Solutions; (xii) a further decline in the manufactured housing industry; (xiii) a decline in our credit or financial strength ratings; (xiv) failure to effectively maintain and modernize our information systems; (xv) failure to protect client information and privacy; (xvi) failure to find and integrate suitable acquisitions and new insurance ventures; (xvii) inability of our subsidiaries to pay sufficient dividends; (xviii) failure to provide for succession of senior management and key executives; (xix) negative publicity and impact on our business due to unfavorable outcomes in litigation and regulatory investigations (including the potential impact on our reputation and business of a negative outcome in the ongoing SEC investigation); (xx) significant competitive pressures in our businesses and cyclicality of the insurance industry: (xxi) current or new laws and regulations that could increase our costs or limit our growth.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our Annual Report on 10-K, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands, except number of shares and per share amounts)	2008	2007	2008	2007
Net operating income (1)	$185,797	$168,286	$400,670	$344,122
Net realized (losses) gains on investments	(22,473)	(2,006)	(50,516)	1,615
Gain on sale of inactive subsidiary	26,630	—	26,630	—

Net income	$189,954	$166,280	$376,784	$345,737

Total revenues	$2,248,760	$2,064,727	$4,426,085	$4,121,990

PER SHARE AND SHARE DATA:
Basic earnings per common share
Net operating income	$1.57	$1.39	$3.40	$2.83
Net income	$1.61	$1.38	$3.19	$2.85
Weighted average common shares outstanding—basic	118,059,955	120,657,052	117,971,858	121,399,339

Diluted earnings per common share
Net operating income	$1.55	$1.37	$3.36	$2.79
Net income	$1.59	$1.36	$3.16	$2.80
Weighted average common shares outstanding—diluted	119,492,837	122,492,504	119,423,506	123,334,227

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of June 30, 2008	As of December 31, 2007
Total assets	$26,212,032	$26,750,316
Total stockholders’ equity	$4,247,480	$4,088,903
Total stockholders’ equity (excluding AOCI)	$4,385,248	$4,034,992

Basic book value per share	$35.91	$34.71
Basic book value per share (excluding AOCI)	$37.08	$34.25
Shares outstanding for basic book value per share calculation	118,267,434	117,808,007

Diluted book value per share	$35.53	$34.19
Diluted book value per share (excluding AOCI)	$36.68	$33.73
Shares outstanding for diluted book value per share calculation	119,550,757	119,609,423

Debt to total capital ratio (excluding AOCI)	18.3%	19.7%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

(Unaudited)

	At June 30, 2008
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,642,605	$2,562,579	$1,063,476	$2,478,719	$736,561	$14,483,940
Reinsurance recoverables	668,333	274,193	6,248	17,115	2,950,597	3,916,486
Deferred acquisition costs	2,677,919	186,501	25,021	28,411	—	2,917,852
Goodwill	—	—	—	—	828,743	828,743
Assets held in separate accounts	239,420	—	—	—	2,422,755	2,662,175
Other assets	397,113	272,011	94,176	134,099	505,437	1,402,836

Total assets	$11,625,390	$3,295,284	$1,188,921	$2,658,344	$7,444,093	$26,212,032

Liabilities
Policyholder benefits and claims payable	$4,697,150	$336,258	$484,821	$1,807,895	$3,191,371	$10,517,495
Unearned premiums	4,212,788	1,134,191	127,369	14,137	43,377	5,531,862
Debt	—	—	—	—	971,909	971,909
Mandatorily redeemable preferred stock	—	—	—	—	11,160	11,160
Liabilities related to separate accounts	239,420	—	—	—	2,422,755	2,662,175
Accounts payable and other liabilities	850,018	446,335	196,228	280,568	496,802	2,269,951

Total liabilities	9,999,376	1,916,784	808,418	2,102,600	7,137,374	21,964,552
Stockholders’ equity
Equity, excluding accumulated other comprehensive loss	1,626,014	1,378,500	380,503	555,744	444,487	4,385,248
Accumulated other comprehensive loss	—	—	—	—	(137,768)	(137,768)

Total stockholders’ equity	1,626,014	1,378,500	380,503	555,744	306,719	4,247,480

Total liabilities and stockholders’ equity	$11,625,390	$3,295,284	$1,188,921	$2,658,344	$7,444,093	$26,212,032

	At December 31, 2007
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,691,655	$2,237,372	$1,113,771	$2,564,741	$944,576	$14,552,115
Reinsurance recoverables	687,441	277,395	5,036	17,584	2,916,892	3,904,348
Deferred acquisition costs	2,658,207	178,398	34,175	24,565	—	2,895,345
Goodwill	—	—	—	—	832,656	832,656
Assets held in separate accounts	255,341	—	—	—	2,887,947	3,143,288
Other assets	644,132	263,249	83,609	200,808	230,766	1,422,564

Total assets	$11,936,776	$2,956,414	$1,236,591	$2,807,698	$7,812,837	$26,750,316

Liabilities
Policyholder benefits and claims payable	$4,676,416	$314,062	$500,126	$1,842,861	$3,159,115	$10,492,580
Unearned premiums	4,171,003	1,052,326	128,756	14,259	44,365	5,410,709
Debt	—	—	—	—	971,863	971,863
Mandatorily redeemable preferred stock	—	—	—	—	21,160	21,160
Liabilities related to separate accounts	255,341	—	—	—	2,887,947	3,143,288
Accounts payable and other liabilities	1,238,933	431,952	196,812	345,220	408,896	2,621,813

Total liabilities	10,341,693	1,798,340	825,694	2,202,340	7,493,346	22,661,413
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,595,083	1,158,074	410,897	605,358	265,580	4,034,992
Accumulated other comprehensive income	—	—	—	—	53,911	53,911

Total stockholders’ equity	1,595,083	1,158,074	410,897	605,358	319,491	4,088,903

Total liabilities and stockholders’ equity	$11,936,776	$2,956,414	$1,236,591	$2,807,698	$7,812,837	$26,750,316

(1)	The Corporate and Other segment includes Accumulated Other Comprehensive Income (Loss), Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands, net of tax)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Assurant Solutions	$32,355	$47,557	$32,265	$37,377	$30,210	$44,069	$79,912	$74,279
Assurant Specialty Property	131,042	124,744	99,917	114,682	90,207	74,434	255,786	164,641
Assurant Health	27,721	37,263	38,016	39,365	33,838	40,524	64,984	74,362
Assurant Employee Benefits	18,630	16,332	16,197	20,392	21,475	28,957	34,962	50,432
Corporate and other	(18,777)	(5,882)	(27,436)	(11,583)	(2,862)	(7,632)	(24,659)	(10,494)
Amortization of deferred gains on disposal of businesses	4,763	4,796	5,360	5,394	5,360	5,427	9,559	10,787
Interest expense	(9,937)	(9,937)	(9,943)	(9,937)	(9,942)	(9,943)	(19,874)	(19,885)

Net operating income	185,797	214,873	154,376	195,690	168,286	175,836	400,670	344,122

Adjustments:
Net realized (losses) gains on investments	(22,473)	(28,043)	(33,558)	(8,499)	(2,006)	3,621	(50,516)	1,615
Gain on sale of inactive subsidiary	26,630	—	—	—	—	—	26,630	—

Net income	$189,954	$186,830	$120,818	$187,191	$166,280	$179,457	$376,784	$345,737

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands, except per share data and closing stock price)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Revenues:
Net earned premiums and other considerations	$1,995,516	$1,941,417	$1,956,146	$1,893,388	$1,798,687	$1,759,509	$3,936,933	$3,558,196
Net investment income	201,211	197,774	197,826	194,049	190,302	216,896	398,985	407,198
Net realized (losses) gains on investments	(34,574)	(43,143)	(51,628)	(13,076)	(3,086)	5,570	(77,717)	2,484
Amortization of deferred gains on disposal of businesses	7,327	7,379	8,246	8,298	8,246	8,349	14,706	16,595
Fees and other income	79,280	73,898	72,743	65,533	70,578	66,939	153,178	137,517

	2,248,760	2,177,325	2,183,333	2,148,192	2,064,727	2,057,263	4,426,085	4,121,990

Benefits, losses and expenses:
Policyholder benefits	998,208	937,459	985,591	935,545	902,053	889,522	1,935,667	1,791,575
Selling, underwriting, general and administrative expenses	985,851	938,650	985,542	913,214	894,904	874,926	1,924,501	1,769,830
Interest expense	15,287	15,288	15,297	15,288	15,296	15,297	30,575	30,593

	1,999,346	1,891,397	1,986,430	1,864,047	1,812,253	1,779,745	3,890,743	3,591,998

Income before provision for income taxes	249,414	285,928	196,903	284,145	252,474	277,518	535,342	529,992
Provision for income taxes	59,460	99,098	76,085	96,954	86,194	98,061	158,558	184,255

Net income	$189,954	$186,830	$120,818	$187,191	$166,280	$179,457	$376,784	$345,737

Diluted per share data:
Net operating income per diluted share	$1.55	$1.80	$1.29	$1.63	$1.37	$1.42	$3.36	$2.79
Book value per diluted share (excluding AOCI)	$36.68	$35.33	$33.73	$32.99	$31.81	$31.14	$36.68	$31.81

Annualized operating return on equity (excluding AOCI)	17.3%	20.8%	15.5%	20.1%	17.5%	18.6%	19.0%	18.1%

Share repurchase program:
Shares repurchased	—	—	—	2,283,100	1,984,400	1,421,833	—	3,406,233
Average repurchase price per share	$—	$—	$—	$52.07	$58.56	$54.48	$—	$56.86
Repurchase price	$—	$—	$—	$118,887	$116,216	$77,460	$—	$193,676

AIZ Closing stock price (NYSE)	$65.96	$60.86	$66.90	$53.50	$58.92	$53.63	$65.96	$58.92

Investment yield (1)	5.56%	5.61%	5.70%	5.73%	5.69%	5.66%	5.59%	5.68%

Investment income from real estate joint venture partnerships	$3,457	$—	$127	$534	$2,972	$33,540	$3,457	$36,512

(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Revenues:
Net earned premiums and other considerations	$700,629	$683,493	$678,844	$649,915	$618,675	$583,011	$1,384,122	$1,201,686
Net investment income	108,425	106,730	108,899	105,631	100,784	112,017	215,155	212,801
Fees and other income	47,668	44,281	43,580	36,623	40,957	38,051	91,949	79,008

	856,722	834,504	831,323	792,169	760,416	733,079	1,691,226	1,493,495

Benefits, losses and expenses:
Policyholder benefits	306,173	286,680	287,232	284,755	258,527	243,344	592,853	501,871
Selling, underwriting, general and administrative expenses	503,073	475,533	496,414	451,510	455,140	427,645	978,606	882,785

	809,246	762,213	783,646	736,265	713,667	670,989	1,571,459	1,384,656

Income before provision for income taxes	47,476	72,291	47,677	55,904	46,749	62,090	119,767	108,839
Provision for income taxes	15,121	24,734	15,412	18,527	16,539	18,021	39,855	34,560

Net operating income	$32,355	$47,557	$32,265	$37,377	$30,210	$44,069	$79,912	$74,279

Net earned premiums and other considerations:
Domestic:
Credit	$69,808	$73,253	$70,563	$75,638	$76,109	$80,921	$143,061	$157,030
Service contracts	335,552	319,515	322,092	292,762	280,274	261,863	655,067	542,137
Other	15,186	15,434	16,007	14,496	15,517	16,689	30,620	32,206

Total Domestic	420,546	408,202	408,662	382,896	371,900	359,473	828,748	731,373

International:
Credit	88,661	98,264	88,988	98,431	92,413	96,877	186,925	189,290
Service contracts	90,128	77,667	79,982	64,561	62,543	42,717	167,795	105,260
Other	6,903	9,598	11,598	8,307	10,260	8,979	16,501	19,239

Total International	185,692	185,529	180,568	171,299	165,216	148,573	371,221	313,789

Preneed:
Domestic and international	85,253	80,654	79,446	85,050	70,358	63,288	165,907	133,646
Domestic independent runoff	9,138	9,108	10,168	10,670	11,201	11,677	18,246	22,878

Total Preneed	94,391	89,762	89,614	95,720	81,559	74,965	184,153	156,524

Total	$700,629	$683,493	$678,844	$649,915	$618,675	$583,011	$1,384,122	$1,201,686

Fee income:
Domestic:
Debt protection	$8,284	$7,915	$7,459	$7,415	$7,469	$8,750	$16,199	$16,219
Service contracts	19,941	18,370	19,963	16,679	17,190	16,877	38,311	34,067
Other	7,439	5,735	7,021	6,320	5,205	6,493	13,174	11,698

Total Domestic	35,664	32,020	34,443	30,414	29,864	32,120	67,684	61,984

International	9,706	9,740	8,113	5,179	4,384	4,492	19,446	8,876
Preneed	2,298	2,521	1,024	1,030	6,709	1,439	4,819	8,148

Total	$47,668	$44,281	$43,580	$36,623	$40,957	$38,051	$91,949	$79,008

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Gross written premiums:
Domestic:
Credit	$152,730	$152,341	$159,259	$168,135	$167,738	$161,843	$305,071	$329,581
Service contracts	396,157	393,811	491,036	434,465	448,143	454,404	789,968	902,547
Other	17,076	16,758	19,773	22,353	22,014	20,865	33,834	42,879

Total Domestic	565,963	562,910	670,068	624,953	637,895	637,112	1,128,873	1,275,007

International:
Credit	214,407	219,212	221,181	219,945	201,353	191,415	433,619	392,768
Service contracts	110,714	101,002	137,385	118,754	86,948	79,582	211,716	166,530
Other	8,962	11,348	11,059	11,176	13,933	10,422	20,310	24,355

Total International	334,083	331,562	369,625	349,875	302,234	281,419	665,645	583,653

Total	$900,046	$894,472	$1,039,693	$974,828	$940,129	$918,531	$1,794,518	$1,858,660

Preneed (face sales)	$120,859	$104,424	$100,031	$107,341	$102,360	$86,058	$225,283	$188,418

Foreign currency translation (FX) impact(1):
Gross written premiums:
Including FX impact	-4.26%	-2.62%	5.84%	9.99%	13.57%	15.67%	-3.45%	14.60%
FX impact	2.34%	3.43%	3.09%	1.21%	0.85%	0.48%	2.83%	0.67%

Excluding FX impact	-6.60%	-6.05%	2.75%	8.78%	12.72%	15.19%	-6.28%	13.93%
Net earned premiums:
Including FX impact	13.25%	17.23%	9.88%	9.92%	4.47%	2.21%	15.18%	3.36%
FX impact	1.65%	2.42%	2.40%	1.15%	0.87%	0.67%	1.94%	0.77%

Excluding FX impact	11.60%	14.81%	7.48%	8.77%	3.60%	1.54%	13.24%	2.59%
Net operating income(2):
Including FX impact	7.10%	7.91%	-18.95%	-10.38%	-18.68%	10.87%	7.58%	-3.40%
FX impact	-4.64%	1.99%	-0.88%	-1.49%	-2.01%	-1.33%	-2.37%	-1.66%

Excluding FX impact	11.74%	5.92%	-18.07%	-8.89%	-16.67%	12.20%	9.95%	-1.74%

Combined ratios (a):
Domestic	99.4%	96.5%	101.9%	100.9%	100.8%	100.9%	98.0%	100.9%
International	111.4%	102.3%	106.1%	102.3%	109.7%	102.1%	106.9%	106.1%

Preneed yield (3)	6.28%	6.13%	6.30%	6.50%	6.27%	6.29%	6.21%	6.25%
Preneed average invested assets	$3,937,722	$3,963,127	$3,986,933	$3,832,047	$3,650,784	$3,600,420	$3,948,227	$3,610,906

Investment yield (3)	5.76%	5.72%	5.83%	5.84%	5.83%	5.80%	5.74%	5.82%

Investment income from real estate joint venture partnerships	$1,210	$—	$44	$187	$1,045	$14,448	$1,210	$15,493

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.
(2)	Net operating income growth for the three months ended December 31, 2007 compared to the year-ago period excludes $40,481 of after-tax income related to a third-party legal settlement previously disclosed in the Financial Supplement as of December 31, 2007.
(3)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Revenues:
Net earned premiums and other considerations	$533,914	$481,427	$476,400	$445,211	$393,614	$367,041	$1,015,341	$760,655
Net investment income	31,997	29,375	28,812	25,862	23,667	21,869	61,372	45,536
Fees and other income	11,996	13,593	13,943	12,063	12,654	12,596	25,589	25,250

	577,907	524,395	519,155	483,136	429,935	401,506	1,102,302	831,441

Benefits, losses and expenses:
Policyholder benefits	171,793	144,813	171,866	129,354	130,866	116,787	316,606	247,653
Selling, underwriting, general and administrative expenses	206,339	188,842	194,129	177,738	159,292	170,799	395,181	330,091

	378,132	333,655	365,995	307,092	290,158	287,586	711,787	577,744

Income before provision for income taxes	199,775	190,740	153,160	176,044	139,777	113,920	390,515	253,697
Provision for income taxes	68,733	65,996	53,243	61,362	49,570	39,486	134,729	89,056

Net operating income	$131,042	$124,744	$99,917	$114,682	$90,207	$74,434	$255,786	$164,641

Net earned premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$391,153	$342,335	$342,931	$317,607	$276,663	$250,889	$733,488	$527,552
Manufactured Housing (Creditor Placed & Voluntary)	56,484	57,061	53,850	54,132	50,452	50,670	113,545	101,122
Other	86,277	82,031	79,619	73,472	66,499	65,482	168,308	131,981

Total	$533,914	$481,427	$476,400	$445,211	$393,614	$367,041	$1,015,341	$760,655

Gross written premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$529,444	$419,501	$462,730	$420,184	$380,099	$319,053	$948,945	$699,152
Manufactured Housing (Creditor Placed & Voluntary)	79,451	70,131	79,193	77,885	77,042	67,785	149,582	144,827
Other	169,849	125,316	146,182	156,235	150,435	112,322	295,165	262,757

Total	$778,744	$614,948	$688,105	$654,304	$607,576	$499,160	$1,393,692	$1,106,736

Ratios:
Loss ratio (a)	32.2%	30.1%	36.1%	29.1%	33.2%	31.8%	31.2%	32.6%
Expense ratio (b)	37.8%	38.1%	39.6%	38.9%	39.2%	45.0%	38.0%	42.0%
Combined ratio (c)	69.3%	67.4%	74.6%	67.2%	71.4%	75.8%	68.4%	73.5%

Investment yield (1)	5.16%	5.11%	5.58%	5.46%	5.28%	5.51%	5.21%	5.39%

Investment income from real estate joint venture partnerships	$346	$—	$13	$53	$297	$159	$346	$456

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Revenues:
Net earned premiums and other considerations	$487,725	$496,060	$509,327	$514,233	$513,936	$512,784	$983,785	$1,026,720
Net investment income	15,302	15,648	15,321	15,753	16,290	19,270	30,950	35,560
Fees and other income	9,637	9,406	9,762	10,688	10,445	9,688	19,043	20,133

	512,664	521,114	534,410	540,674	540,671	541,742	1,033,778	1,082,413

Benefits, losses and expenses:
Policyholder benefits	325,504	306,565	321,851	326,479	329,327	317,784	632,069	647,111
Selling, underwriting, general and administrative expenses	143,804	157,181	152,922	153,928	159,088	161,410	300,985	320,498

	469,308	463,746	474,773	480,407	488,415	479,194	933,054	967,609

Income before provision for income taxes	43,356	57,368	59,637	60,267	52,256	62,548	100,724	114,804
Provision for income taxes	15,635	20,105	21,621	20,902	18,418	22,024	35,740	40,442

Net operating income	$27,721	$37,263	$38,016	$39,365	$33,838	$40,524	$64,984	$74,362

Net earned premiums and other considerations:
Individual:
Individual medical	$318,095	$319,756	$324,727	$323,490	$320,442	$314,662	$637,851	$635,104
Short-term medical	24,583	23,539	24,441	26,336	23,499	22,561	48,122	46,060

Subtotal	342,678	343,295	349,168	349,826	343,941	337,223	685,973	681,164
Small employer group	145,047	152,765	160,159	164,407	169,995	175,561	297,812	345,556

Total	$487,725	$496,060	$509,327	$514,233	$513,936	$512,784	$983,785	$1,026,720

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Sales (annualized issued premiums):
Individual:
Individual medical	$78,080	$79,976	$67,680	$85,089	$100,468	$99,614	$158,056	$200,082
Short-term medical	34,990	32,972	30,219	35,285	33,606	31,939	67,962	65,545

Subtotal	113,070	112,948	97,899	120,374	134,074	131,553	226,018	265,627
Small employer group	25,864	26,161	27,345	27,414	28,307	29,520	52,025	57,827

Total	$138,934	$139,109	$125,244	$147,788	$162,381	$161,073	$278,043	$323,454

Membership by product line:
Individual:
Individual medical	587	599	619	638	650	641	587	650
Short-term medical	101	87	87	101	99	85	101	99

Subtotal	688	686	706	739	749	726	688	749
Small employer group	142	152	165	171	181	191	142	181

Total	830	838	871	910	930	917	830	930

Ratios:
Loss ratio (a)	66.7%	61.8%	63.2%	63.5%	64.1%	62.0%	64.2%	63.0%
Expense ratio (b)	28.9%	31.1%	29.5%	29.3%	30.3%	30.9%	30.0%	30.6%
Combined ratio (c)	94.4%	91.7%	91.5%	91.5%	93.1%	91.7%	93.0%	92.4%

Investment yield (1)	5.84%	6.12%	5.79%	5.93%	5.84%	5.70%	5.96%	5.80%

Investment income from real estate joint venture partnerships	$691	$—	$25	$107	$590	$3,535	$691	$4,125

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Revenues:
Net earned premiums and other considerations	$273,248	$280,437	$291,575	$284,029	$272,462	$296,673	$553,685	$569,135
Net investment income	38,919	38,369	37,614	38,046	39,408	51,887	77,288	91,295
Fees and other income	7,208	6,555	5,301	6,040	6,379	6,277	13,763	12,656

	319,375	325,361	334,490	328,115	318,249	354,837	644,736	673,086

Benefits, losses and expenses:
Policyholder benefits	193,642	199,401	200,673	194,957	183,333	211,607	393,043	394,940
Selling, underwriting, general and administrative expenses	97,354	100,901	108,847	101,978	102,090	98,953	198,255	201,043

	290,996	300,302	309,520	296,935	285,423	310,560	591,298	595,983

Income before provision for income taxes	28,379	25,059	24,970	31,180	32,826	44,277	53,438	77,103
Provision for income taxes	9,749	8,727	8,773	10,788	11,351	15,320	18,476	26,671

Net operating income	$18,630	$16,332	$16,197	$20,392	$21,475	$28,957	$34,962	$50,432

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$108,976	$106,073	$104,938	$103,770	$102,567	$101,535	$215,049	$204,102
Group disability single premiums for closed blocks	—	5,500	14,326	12,283	—	22,847	5,500	22,847
All other group disability	113,327	116,300	118,858	114,904	115,539	118,189	229,627	233,728
Group life	50,945	52,564	53,453	53,072	54,356	54,102	103,509	108,458

Total	$273,248	$280,437	$291,575	$284,029	$272,462	$296,673	$553,685	$569,135

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Sales:
Group dental	$23,021	$45,625	$16,969	$26,780	$19,747	$42,212	$68,646	$61,959
Group disability	10,404	18,909	10,984	12,314	14,121	20,394	29,313	34,515
Group life	5,775	9,836	6,069	6,210	7,051	11,875	15,611	18,926

Total	$39,200	$74,370	$34,022	$45,304	$40,919	$74,481	$113,570	$115,400

Ratios:
Loss ratio (a)	70.9%	71.1%	68.8%	68.6%	67.3%	71.3%	71.0%	69.4%
Expense ratio (b)	34.7%	35.2%	36.7%	35.2%	36.6%	32.7%	34.9%	34.6%

Investment yield (1)	6.25%	6.29%	6.16%	6.19%	6.21%	6.09%	6.29%	6.17%

Investment income from real estate joint venture partnerships	$1,210	$—	$45	$187	$1,040	$14,164	$1,210	$15,204

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	June 30, 2008	June 30, 2007
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6,568	7,652	7,180	8,757	10,153	11,853	14,220	22,006
Net realized (losses) gains on investments	(34,574)	(43,143)	(51,628)	(13,076)	(3,086)	5,570	(77,717)	2,484
Amortization of deferred gains on disposal of businesses	7,327	7,379	8,246	8,298	8,246	8,349	14,706	16,595
Fees and other income	2,771	63	157	119	143	327	2,834	470

	(17,908)	(28,049)	(36,045)	4,098	15,456	26,099	(45,957)	41,555

Benefits, losses and expenses:
Policyholder benefits	1,096	—	3,969	—	—	—	1,096	—
Selling, underwriting, general and administrative expenses	35,281	16,193	33,230	28,060	19,294	16,119	51,474	35,413
Interest expense	15,287	15,288	15,297	15,288	15,296	15,297	30,575	30,593

	51,664	31,481	52,496	43,348	34,590	31,416	83,145	66,006

Loss before (benefit) provision for income taxes	(69,572)	(59,530)	(88,541)	(39,250)	(19,134)	(5,317)	(129,102)	(24,451)
(Benefit) provision for income taxes	(49,778)	(20,464)	(22,964)	(14,625)	(9,684)	3,210	(70,242)	(6,474)

Net operating loss	$(19,794)	$(39,066)	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$(58,860)	$(17,977)

Real estate investment income	$—	$—	$—	$—	$—	$1,234	$—	$1,234

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net Operating Income	$(19,794)	$(39,066)	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$(58,860)	$(17,977)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(4,763)	(4,796)	(5,360)	(5,394)	(5,360)	(5,427)	(9,559)	(10,787)
Interest expense	9,937	9,937	9,943	9,937	9,942	9,943	19,874	19,885
Net realized losses (gains) on investments	22,473	28,043	33,558	8,499	2,006	(3,621)	50,516	(1,615)
Gain on sale of inactive subsidiary	(26,630)	—	—	—	—	—	(26,630)	—
Corporate and other per Reconciliation of Net Operating

Income to Net Income (page 5)	$(18,777)	$(5,882)	$(27,436)	$(11,583)	$(2,862)	$(7,632)	$(24,659)	$(10,494)

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

($ in thousands)	As of June 30, 2008		As of December 31, 2007
Investments by type
Fixed maturity securities: available for sale, at fair value	$9,689,741	66.8%	$10,126,415	69.5%
Equity securities: available for sale, at fair value
Preferred stocks	711,421	4.9%	613,525	4.2%
Common stocks	6,128	0.1%	22,476	0.2%
Commercial mortgage loans on real estate, at amortized cost	1,486,138	10.3%	1,433,626	9.9%
Policy loans	56,220	0.4%	57,107	0.4%
Short-term investments	472,215	3.3%	410,878	2.9%
Collateral held under securities lending	510,903	3.5%	541,650	3.7%
Other investments	594,571	4.1%	541,474	3.7%

Total investments	13,527,337	93.4%	13,747,151	94.5%
Cash and cash equivalents	956,603	6.6%	804,964	5.5%

Total investments and cash and cash equivalents	$14,483,940	100.0%	$14,552,115	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,451,646	66.6%	$6,917,249	68.3%
Baa	2,589,074	26.7%	2,570,640	25.4%
Ba	516,997	5.3%	492,822	4.9%
B and lower	132,024	1.4%	145,704	1.4%

Total	$9,689,741	100.0%	$10,126,415	100.0%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$154,914	1.7%	$297,278	2.9%
State, municipalities and political subdivisions	865,347	8.9%	646,549	6.4%
Foreign government	608,381	6.3%	704,246	7.0%
Public utilities	1,164,018	12.0%	1,173,747	11.6%
Mortgage-backed securities	962,951	9.9%	1,020,614	10.1%
All other corporate bonds	5,934,130	61.2%	6,283,981	62.0%

Total	$9,689,741	100.0%	$10,126,415	100.0%

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended June 30, 2008			For the Three Months Ended June 30, 2007			For the Six Months Ended June 30, 2008			For the Six Months Ended June 30, 2007
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities: available for sale, at fair value	6.04%	$147,716	$(25,222)	5.94%	$137,417	$(5,042)	6.00%	$295,708	$(59,575)	5.94%	$271,671	$(1,566)
Equity securities: available for sale, at fair value	6.77%	13,412	(8,371)	6.42%	11,898	(1,077)	6.56%	25,025	(16,768)	6.50%	24,038	(1,424)
Commercial mortgage loans on real estate, at amortized cost	6.46%	23,861	952	6.83%	22,573	—	6.51%	47,624	952	6.77%	44,133	—
Policy loans	6.48%	917	—	8.41%	1,222	—	6.30%	1,788	—	7.19%	2,095	—
Cash and short-term investments	2.90%	11,228	(1)	4.59%	14,152	9	3.36%	24,159	3	4.62%	29,015	26
Other investments*	7.47%	10,558	(1,932)	6.72%	9,346	3,024	6.32%	17,597	(2,329)	17.48%	48,863	5,448

Total		207,692	$(34,574)		196,608	$(3,086)		411,901	$(77,717)		419,815	$2,484

Investment expenses		(6,481)			(6,306)			(12,916)			(12,617)

Net investment income		$201,211			$190,302			$398,985			$407,198

Gross realized gains			$11,066			$11,846			$39,465			$21,187
Gross realized losses			(18,067)			(14,932)			(46,200)			(18,703)
Other-than-temporary impairments on available for sale securities			(27,573)			—			(70,982)			—

Net realized (losses) gains			$(34,574)			$(3,086)			$(77,717)			$2,484

*	Investment income from other investments includes real estate investment income

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items—(1)

Income / (Expense) Items

(unaudited)

		For the Three Months Ended
($ in millions, after-tax)		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
		$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Assurant Solutions:
Fees from sale of US pre-need independent franchise	(a)	$—	$—	$—	$—	$—	$—	$—	$—	$3.5	$0.03	$—	$—
Loss from repriced/discontinued international product	(b)(c)	$(6.9)	$(0.06)	$—	$—	$—	$—	$(2.2)	$(0.02)	$(4.4)	$(0.04)	$—	$—
Reconciliation of client commissions project	(c)	$—	$—	$—	$—	$3.8	$0.03	$0.6	$0.01	$4.5	$0.04	$—	$—
Client related settlements	(c)(a)	$—	$—	$11.7	$0.10	$(3.4)	$(0.03)	$—	$—	$—	$—	$—	$—

Assurant Specialty Property:
Reconciliation of client commissions project	(c)	$—	$—	$—	$—	$5.9	$0.05	$2.3	$0.02	$5.5	$0.04	$—	$—
Catastrophe losses, net of reinsurance	(b)	$(11.5)	$(0.10)	$—	$—	$(22.2)	$(0.19)	$—	$—	$(3.4)	$(0.03)	$—	$—
Client related settlements	(c)	$—	$—	$4.6	$0.04	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Health:
Legal related settlements	(c)	$—	$—	$—	$—	$2.5	$0.02	$—	$—	$—	$—	$—	$—

Assurant Employee Benefits:
Change in administration of state specific contract provisions	(b)	$—	$—	$—	$—	$(2.1)	$(0.02)	$—	$—	$—	$—	$—	$—

Assurant Corporate and Other:
Expenses related to SEC investigation	(c)	$(3.0)	$(0.03)	$(1.6)	$(0.01)	$(4.3)	$(0.04)	$(3.2)	$(0.03)	$—	$—	$—	$—
Change in certain tax liabilities/receivables	(d)	$—	$—	$—	$—	$(6.4)	$(0.05)	$(0.6)	$(0.01)	$2.9	$0.02	$(5.8)	$(0.05)

Statement of Operations line impact:

(a)	Fees and other income
(b)	Policyholder benefits
(c)	Selling, underwriting, general and administrative expenses
(d)	Income taxes

(1)	Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.
(2)	Historically, disclosed catastrophe losses include individual Insurance Services Office (ISO) events with losses greater than $5 million. Catastrophe losses in the three months ended June 30, 2008 and June 30, 2007 includes paid losses and case reserves on all ISO events, but do not include IBNR reserves.